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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 8, 2006

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                        EDUCATION MANAGEMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Pennsylvania                    000-21363               25-1119571
 (State or Other Jurisdiction           (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)

       210 Sixth Avenue, Pittsburgh, Pennsylvania                  15222
        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. --RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 8, 2006, Education Management Corporation issued a press release announcing its financial results for the quarter ended December 31, 2005. A copy of the February 8, 2006 press release is attached hereto as an exhibit and incorporated herein by reference.

The information included this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(a)      None.

(b)      None.

(d)      Exhibits

         Exhibit 99.1 Press release dated February 8, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EDUCATION MANAGEMENT CORPORATION


                                              By:   /s/ ROBERT T. MCDOWELL
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                                                    Robert T. McDowell
                                                    Executive Vice President and
                                                    Chief Financial Officer
Dated: February 8, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release dated February 8, 2006